UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2004

MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-08106	65-0829355
(Commission File Number)	(IRS Employer Identification No.)

800 Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)

(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

        On March 16, 2004, MasTec, Inc. (the “Company”) filed a Form 12b-25, Notification of Late Filing, with respect to the filing of its report on Form 10-K for the fiscal year ended December 31, 2003 (the “2003 Form 10-K”). At the time of the filing of the Form 12b-25, the Company had estimated filing the 2003 Form 10-K on or before March 30, 2004. On March 30, 2004, the Company issued a press release announcing that it intends to release earnings for the year ended December 31, 2003, during the week of April 5, 2004. The press release announcing this intention is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company presently intends to file the 2003 Form 10-K shortly after it announces its earnings for the year ended December 31, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired. Not applicable

(b)	Pro Forma Financial Information. Not applicable

(c)	Exhibits. 99.1 Press Release of the Company dated March 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MasTec Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2004	MASTEC, INC. BY: /s/ Austin Shanfelter —————————————— Austin Shanfelter Chief Executive Officer MASTEC, INC.